                                SUPPLEMENTAL DEED

                            (SMHL MASTER TRUST DEED)

                      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                                ACN 000 431 827

                                      and

                   SUPERANNUATION MEMBERS' HOME LOANS LIMITED
                                ACN 005 964 134



                       [FREEHILL HOLLINGDALE & PAGE LOGO]


          MLC Centre Martin Place Sydney New South Wales 2000 Australia

                 Telephone (02) 9225 5000 Int + (61 2) 9225 5000
                     Facsimile (02) 9322 4000 DX 361 Sydney

                             Reference: PJSR:MR:31F



    SYDNEY MELBOURNE PERTH CANBERRA BRISBANE SINGAPORE HANOI HO CHI MINH CITY
                CORRESPONDENT OFFICES IN JAKARTA AND KUALA LUMPUR

LIABILITY IS LIMITED BY THE SOLICITORS SCHEME UNDER THE PROFESSIONAL STANDARDS ACT 1994 (NSW)

-------------------------------------------------------------------------------------------------------------------
TABLE OF CONTENTS
Clause                                                                                                         Page

1        DEFINITIONS AND INTERPRETATION                                                                           1

         1.1      Definitions                                                                                     1
         1.2      Interpretation                                                                                  1

2        AMENDMENTS TO THE MASTER TRUST DEED                                                                      2

         2.1      Amendments                                                                                      2
         2.2      Further amendments                                                                              2
         2.3      Operation of this deed                                                                          2
         2.4      Amendments not to affect validity, rights, obligations                                          2
         2.5      Confirmation                                                                                    2
         2.6      Acknowledgment                                                                                  2
         2.7      Approval                                                                                        3

3        GENERAL                                                                                                  3

         3.1      Governing law and jurisdiction                                                                  3
         3.2      Attorneys                                                                                       3

SCHEDULE A                                                                                                        4

                                     PAGE 1

--------------------------------------------------------------------------------
THIS SUPPLEMENTAL DEED

is made on                                  2000 between the following parties:

                  1.      SUPERANNUATION MEMBERS' HOME LOANS LIMITED
                          ACN 005 964 134
                          of Level 17, 360 Collins Street, Melbourne
                          (MANAGER)

                  2.      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                          ACN 000 431 827
                          of Level 7, 39 Hunter Street, Sydney
                          (TRUSTEE)

RECITALS

                  A. The parties entered into a Master Trust Deed in relation to the Superannuation Members' Home Loans Trusts on 4 July 1994 (as amended) (MASTER TRUST
                          DEED).

                  B. The Manager and Trustee are respectively the manager and trustee of the trusts constituted by the Master Trust Deed.

                  C. Clause 28.1 of the Master Trust Deed permits the Trustee and the Manager to amend the Master Trust Deed and the Manager has complied with clause 28.4 of the Master Trust Deed in respect of the amendments to be effected by this deed.

                  D. The parties wish to amend the Master Trust Deed in the manner set out in this deed.

THIS DEED WITNESSES

that in consideration of, among other things, the mutual promises contained in this deed, the parties agree:

--------------------------------------------------------------------------------
1        DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In this deed, a word or phrase defined in the Master Trust Deed has the same meaning as in the Master Trust Deed.

1.2      INTERPRETATION

         Clause 1.2 of the Master Trust Deed applies to this deed.

--------------------------------------------------------------------------------
2        AMENDMENTS TO THE MASTER TRUST DEED

2.1      AMENDMENTS

         In respect of any Fund created after the date of this deed, the Master Trust Deed is amended (except for clauses 3.1, 3.2 and 4.1 which are not amended or affected by this clause in any way) as shown in Schedule A by:

         (a)  deleting the text which is struck though in Schedule A;

         (b)  inserting the text which is underlined in Schedule A; and

         (c) renumbering the clause to conform which the clause numbering set out in Schedule A.

2.2      FURTHER AMENDMENTS

         In respect of any Fund created after the date of this deed, clause 4.1 of the Master Trust Deed is amended by:

         (a) inserting the words "Unless the Notice of Creation of a Securitisation Fund provides otherwise," at the beginning of the clause; and

         (b) replacing the reference to clause 4.2(a)(i) with the reference to clause 4.2(a)(1) in the third line of paragraph (b).

2.3      OPERATION OF THIS DEED

         The amendments to the Master Trust Deed in clause 2.1 and 2.2 take effect from the date of this deed.

2.4      AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS, OBLIGATIONS

         (a) An amendment to the Master Trust Deed does not affect the validity or enforceability of the Master Trust Deed.

         (b)  Nothing in this deed:

              (1) prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Master Trust Deed before the date of this deed; or

              (2) discharges, releases or otherwise affects any liability or obligation arising under the Master Trust Deed before the date of this deed.

2.5      CONFIRMATION

         Each party is bound by the Master Trust Deed as amended by this deed. The Master Trust Deed as amended by this deed shall be binding on all Bond Holders and the Beneficiaries as if each was originally a party to each of the Master Trust Deed and this deed.

2.6      ACKNOWLEDGMENT

         Each party acknowledges that this deed is issued in accordance with the Master Trust Deed.

2.7      APPROVAL

         The Manager approves the amendments to be made to the Master Trust Deed by this deed.

--------------------------------------------------------------------------------
3        GENERAL

3.1      GOVERNING LAW AND JURISDICTION

         This deed is governed by the laws of New South Wales.

3.2      ATTORNEYS

         Each of the Attorneys executing this deed states that the Attorney has no notice of the revocation of the power of attorney appointing that Attorney.

--------------------------------------------------------------------------------
SCHEDULE A - AMENDMENTS TO THE MASTER TRUST DEED

--------------------------------------------------------------------------------
EXECUTED AS A DEED:
SIGNED SEALED AND DELIVERED for

SUPERANNUATION MEMBERS' HOME LOANS LIMITED

by its attorney in the

presence of:



/s/ Maria Ratner                                                 /s/ Peter Rowe
------------------------------------------------                 --------------------------------------------------

Witness                                                          Attorney

Maria Ratner                                                     Peter Rowe
------------------------------------------------                 --------------------------------------------------

Name (please print)                                              Name (please print)



SIGNED SEALED AND DELIVERED for

PERPETUAL TRUSTEES AUSTRALIA LIMITED

by its attorney in the

presence of:

/s/ Maria Ratner                                                 /s/ Richard Anthony Lovell
------------------------------------------------                 --------------------------------------------------

Witness                                                          Attorney

Maria Ratner                                                     Richard Anthony Lovell
------------------------------------------------                 --------------------------------------------------

Name (please print)                                              Name (please print)



                                SUPPLEMENTAL DEED
                            (SMHL MASTER TRUST DEED)


                   SUPERANNUATION MEMBERS' HOME LOANS LIMITED
                                 ACN 005 964 134

                                       and

                      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                                 ACN 000 431 827


                       [FREEHILL HOLLINGDALE & PAGE LOGO]





          MLC CENTRE MARTIN PLACE SYDNEY NEW SOUTH WALES 2000 AUSTRALIA
                 TELEPHONE (02) 9225 5000 INT + (61 2) 9225 5000
                     FACSIMILE (02) 9322 4000 DX 361 SYDNEY
                             REFERENCE: EMCD:HL:31F
    SYDNEY MELBOURNE PERTH CANBERRA BRISBANE SINGAPORE HANOI HO CHI MINH CITY
                         CORRESPONDENT OFFICE IN JAKARTA

Liability is limited by the Solicitors Scheme under the Professional Standards Act 1994 (NSW)


-------------------------------------------------------------------------------------------------------------------
TABLE OF CONTENTS

Clause                                                                                                         Page

1        DEFINITIONS AND INTERPRETATION                                                                           1

         1.1         Definitions                                                                                  1
         1.2         Interpretation                                                                               1

2        AMENDMENTS TO THE MASTER TRUST DEED                                                                      2

         2.1         Amendments                                                                                   2
         2.2         Amendments not to affect validity, rights, obligations                                       2
         2.3         Confirmation                                                                                 2
         2.4         Acknowledgment                                                                               2
         2.5         Approval                                                                                     2

3        GENERAL                                                                                                  2

         3.1         Governing law and jurisdiction                                                               2
         3.2         Attorneys                                                                                    2

--------------------------------------------------------------------------------
THIS SUPPLEMENTAL DEED

                  is made on                      between the following parties:

                  1.      SUPERANNUATION MEMBERS' HOME LOANS LIMITED
                          ACN 005 964 134
                          of Level 10, 447 Collins Street, Melbourne
                          (MANAGER)

                  2.      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                          ACN 000 431 827
                          of Level 7, 39 Hunter Street, Sydney
                          (TRUSTEE)

RECITALS

                  A. The parties entered into a Master Trust Deed in relation to the Superannuation Members' Home Loans Trusts on 4 July 1994 (as amended) (MASTER TRUST
                          DEED).

                  B. The Manager and Trustee are respectively the manager and trustee of the trusts constituted by the Master Trust Deed.

                  C. Clause 28.2 of the Master Trust Deed provides that where, in the reasonable opinion of the Trustee, amendments to be made to the Master Trust Deed are prejudicial or likely to be prejudicial to the interests of Bondholders, the amendment can only be made with the prior consent on the Bondholders.

                  D. The Bondholders have consented to the amendments contained in this deed and the Manager has complied with clause 28.4 of the Master Trust Deed in respect of the amendments to be effected by this deed.

                  E. The parties wish to amend the Master Trust Deed in the manner set out in this deed.

THIS DEED WITNESSES

                  that in consideration of, among other things, the mutual promises contained in this deed, the parties agree:

-------------------------------------------------------------------------------
1        DEFINITIONS AND INTERPRETATION

         1.1  DEFINITIONS

              In this deed, a word or phrase defined in the Master Trust Deed has the same meaning as in the Master Trust Deed.

         1.2  INTERPRETATION

              Clause 1.2 of the Master Trust Deed applies to this deed.

-------------------------------------------------------------------------------
2        AMENDMENTS TO THE MASTER TRUST DEED

         2.1  AMENDMENTS

              (a) The definition of Financial Default in clause 1.1 of the Master Trust Deed is amended in relation to the Securitisation Fund known as SMHL PP7 and all future Securitisation Funds by deleting the words "3 Banking Days" and inserting the words "5 Banking Days".

              (b) The amendments to the Master Trust Deed take effect from the date of this deed.

         2.2  AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS, OBLIGATIONS

              (a) An amendment to the Master Trust Deed does not affect the validity or enforceability of the Master Trust Deed.

              (b)  Nothing in this deed:

                   (1) prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Master Trust Deed before the date of this deed; or

                   (2) discharges, releases or otherwise affects any liability or obligation arising under the Master Trust Deed before the date of this deed.

         2.3  CONFIRMATION

              Each party is bound by the Master Trust Deed as amended by this deed. The Master Trust Deed as amended by this deed shall be binding on all Bondholders and the Beneficiaries as if each was originally a party to each of the Master Trust Deed and this deed.

         2.4  ACKNOWLEDGMENT

              Each party acknowledges that this deed is issued in accordance with the Master Trust Deed.

         2.5  APPROVAL

              The Manager approves the amendments to be made to the Master Trust Deed by this deed.

-------------------------------------------------------------------------------
3        GENERAL

         3.1  GOVERNING LAW AND JURISDICTION

              This deed is governed by the laws of New South Wales.

         3.2  ATTORNEYS

              Each of the Attorneys executing this deed states that the Attorney has no notice of the revocation of the power of attorney appointing that Attorney.

-------------------------------------------------------------------------------
EXECUTED AS A DEED:

Signed for SUPERANNUATION MEMBERS'
HOME LOANS LIMITED
by its attorney under a Power of Attorney dated 27 June 2000 and who declares that he has not received any notice of the revocation of such Power of Attorney in the presence of:

/s/ Matt Keogh                                                   /s/ Peter Rowe
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

Matt Keogh                                                       Peter Rowe
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)





SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney under a Power of Attorney dated 27 June 2000 and who declares that he has not received any notice of the revocation of such Power of Attorney in the presence of:

/s/ Stacey Gray                                                  /s/ Jane McCann
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

Stacey Gray                                                      Jane McCann
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)



                                SUPPLEMENTAL DEED
                            (SMHL MASTER TRUST DEED)


                   SUPERANNUATION MEMBERS' HOME LOANS LIMITED
                                 ACN 005 964 134

                                       and

                      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                                 ACN 000 431 827


                       [FREEHILL HOLLINGDALE & PAGE LOGO]





          MLC CENTRE MARTIN PLACE SYDNEY NEW SOUTH WALES 2000 AUSTRALIA
                 TELEPHONE (02) 9225 5000 INT + (61 2) 9225 5000
                     FACSIMILE (02) 9322 4000 DX 361 SYDNEY
                             REFERENCE: PJSR:MJK:25F
    SYDNEY MELBOURNE PERTH CANBERRA BRISBANE SINGAPORE HANOI HO CHI MINH CITY
                         CORRESPONDENT OFFICE IN JAKARTA

Liability is limited by the Solicitors Scheme under the Professional Standards Act 1994 (NSW)


-------------------------------------------------------------------------------------------------------------------
TABLE OF CONTENTS

Clause                                                                                                         Page

1        DEFINITIONS AND INTERPRETATION                                                                           1

         1.1         Definitions                                                                                  1
         1.2         Interpretation                                                                               1

2        AMENDMENTS TO THE MASTER TRUST DEED                                                                      2

         2.1         Amendments                                                                                   2
         2.2         Amendments not to affect validity, rights, obligations                                       2
         2.3         Confirmation                                                                                 2
         2.4         Acknowledgment                                                                               2
         2.5         Approval                                                                                     2

3        GENERAL                                                                                                  2

         3.1         Governing law and jurisdiction                                                               2
         3.2         Attorneys                                                                                    3


-------------------------------------------------------------------------------
THIS SUPPLEMENTAL DEED

                  is made on             2000     between the following parties:

                  1.      SUPERANNUATION MEMBERS' HOME LOANS LIMITED
                          ACN 005 964 134
                          of Level 17, 360 Collins Street, Melbourne
                          (MANAGER)

                  2.      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                          ACN 000 431 827
                          of Level 7, 39 Hunter Street, Sydney
                          (TRUSTEE)

RECITALS

                  A. The parties entered into a Master Trust Deed in relation to the Superannuation Members' Home Loans Trusts on 4 July 1994 (as amended) (MASTER TRUST
                          DEED).

                  B. The Manager and Trustee are respectively the manager and trustee of the trusts constituted by the Master Trust Deed.

                  C. The Trustee is of the reasonable opinion that the amendments to be made to the Master Trust Deed by this deed are neither prejudicial nor likely to be prejudicial to the interests of the Bondholders or the Beneficiaries in respect of any constituted Fund.

                  D. Clause 28.1 of the Master Trust Deed permits the Trustee and the Manager to amend the Master Trust Deed and the Manager has complied with clause 28.4 of the Master Trust Deed in respect of the amendments to be effected by this deed.

                  E. The parties wish to amend the Master Trust Deed in the manner set out in this deed.

THIS DEED WITNESSES

                  that in consideration of, among other things, the mutual promises contained in this deed, the parties agree:

--------------------------------------------------------------------------------
1        DEFINITIONS AND INTERPRETATION

         1.1 DEFINITIONS

             In this deed, a word or phrase defined in the Master Trust Deed has the same meaning as in the Master Trust Deed.

         1.2  INTERPRETATION

              Clause 1.2 of the Master Trust Deed applies to this deed.

--------------------------------------------------------------------------------
2         AMENDMENTS TO THE MASTER TRUST DEED

          2.1  AMENDMENTS

               (a) The Master Trust Deed is amended by deleting clause 21.7 and replacing it as follows:

                    21.7 Tax Returns

                         The Manager shall prepare and lodge all necessary tax returns for each Fund.

               (b) The amendments to the Master Trust Deed in clause 2.1((a)) take effect on the date of this deed.

          2.2  AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS, OBLIGATIONS

               (a) An amendment to the Master Trust Deed does not affect the validity or enforceability of the Master Trust Deed.

               (b)  Nothing in this deed:

                    (1) prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Master Trust Deed before the date of this deed; or

                    (2) discharges, releases or otherwise affects any liability or obligation arising under the Master Trust Deed before the date of this deed.

          2.3  CONFIRMATION

               Each party is bound by the Master Trust Deed as amended by this deed. The Master Trust Deed as amended by this deed shall be binding on all Bond Holders and the Beneficiaries as if each was originally a party to each of the Master Trust Deed and this deed.

          2.4  ACKNOWLEDGMENT

               Each party acknowledges that this deed is issued in accordance with the Master Trust Deed.

          2.5  APPROVAL

               The Manager approves the amendments to be made to the Master Trust Deed by this deed.

--------------------------------------------------------------------------------
3         GENERAL

          3.1  GOVERNING LAW AND JURISDICTION

               This deed is governed by the laws of New South Wales.

          3.2  ATTORNEYS

               Each of the Attorneys executing this deed states that the Attorney has no notice of the revocation of the power of attorney appointing that Attorney.



--------------------------------------------------------------------------------
EXECUTED AS A DEED:
Signed for SUPERANNUATION MEMBERS'
HOME LOANS LIMITED
by its attorney under a Power of Attorney dated 18/7/00 and who declares that he has not received any notice of the revocation of such Power of Attorney in the presence of:

/s/ Matt Keogh                                                   /s/ James H. Graham
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

Matt Keogh                                                       James H. Graham
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)





SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney under a Power of Attorney dated 26 October 2000 and who declares that he has not received any notice of the revocation of such Power of Attorney in the presence of:

/s/ Lionel Koe                                                   /s/ Jane McCann
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

Lionel Koe                                                       Jane McCann
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)


SUPPLEMENTAL DEED
(SMHL MASTER TRUST DEED)


PERPETUAL TRUSTEES AUSTRALIA LIMITED
ABN 86 000 431 827

and

ME PORTFOLIO MANAGEMENT LIMITED
ABN 79 005 964 134






[FREEHILLS LOGO]





MLC Centre Martin Place Sydney NSW 2000 Australia
Telephone 61 2 9225 5000 Facsimile 61 2 9322 4000
www.freehills.com.au DX361 Sydney

SYDNEY MELBOURNE PERTH CANBERRA BRISBANE HANOI HO CHI MINH CITY SINGAPORE Correspondent Offices JAKARTA KUALA LUMPUR

Liability limited by the Solicitors' Limitation of Liability Scheme, approved under the Professional Standards Act 1994 (NSW)

Reference: PJSR:FAW:25F

                                                             Supplemental Deed




-------------------------------------------------------------------------------------------------------------------
TABLE OF CONTENTS
Clause                                                                                                         Page

1        DEFINITIONS AND INTERPRETATION                                                                           1

         1.1      Definitions                                                                                     1
         1.2      Interpretation                                                                                  1

2        AMENDMENTS TO THE MASTER TRUST DEED                                                                      1

         2.1      Amendments                                                                                      1
         2.2      Amendments not to affect validity, rights and obligations                                       2
         2.3      Confirmation                                                                                    2
         2.4      Acknowledgment                                                                                  2
         2.5      Approval                                                                                        2

3        GENERAL                                                                                                  2

         3.1      Governing law and jurisdiction                                                                  2
         3.2      Attorneys                                                                                       2

SCHEDULE                                                                                                          4


-------------------------------------------------------------------------------
THIS AMENDING DEED

                  is made on                 between the following parties:

                  1.      ME PORTFOLIO MANAGEMENT LIMITED
                          ABN 79 005 964 134
                          of Level 17, 360 Collins Street, Melbourne, Victoria (MANAGER)

                  2.      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                          86 000 431 827
                          of Level 7, 39 Hunter Street, Sydney, NSW 2000
                          (TRUSTEE)

RECITALS

                  A. The Manager and Trustee are parties to a Master Trust Deed in relation to the Superannuation Members' Home Loans Trusts on 4 July 1994 (as amended) (MASTER TRUST
                          Deed).

                  B. The Manager and Trustee are respectively the manager and trustee of the trusts constituted by the Master Trust Deed.

                  C. Clause 28.1 of the Master Trust Deed permits the Trustee and the Manager to amend the Master Trust Deed in certain circumstances and the Manager has complied with clause 28.4 of the Master Trust Deed in respect of the amendments to be effected by this deed.

                  D. The parties wish to amend the Master Trust Deed in the manner set out in this deed.

THIS DEED WITNESSES

                  that in consideration of, among other things, the mutual promises contained in this deed, the parties agree:

-------------------------------------------------------------------------------
1        DEFINITIONS AND INTERPRETATION

         1.1  DEFINITIONS

              In this deed, a word or phrase defined in the Master Trust Deed has the same meaning as in the Master Trust Deed.

         1.2  INTERPRETATION

              Clause 1.2 of the Master Trust Deed applies to this deed.

-------------------------------------------------------------------------------
2        AMENDMENTS TO THE MASTER TRUST DEED

         2.1  AMENDMENTS

              (a)  The Master Trust Deed is amended as set out in the schedule.

              (b) The amendments to the Master Trust Deed take effect from the later of:

                                                               Supplemental Deed


                    (1)  the date of this deed; and

                    (2)  the first to occur of the date upon which:

                         (A) the Australian Prudential Regulation Authority grants an authority to carry on a banking business in Australia to Members Equity Pty Limited; or

                         (B) the Trustee advises the Manager in writing that it does not require satisfaction of the condition in clause 2.1(b)(2)(A).

     2.2  AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS AND OBLIGATIONS

          (a) An amendment to the Master Trust Deed does not affect the validity or enforceability of the Master Trust Deed.

          (b)  Nothing in this deed:

               (1) prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Master Trust Deed before the date of this deed; or

               (2) discharges, releases or otherwise affects any liability or obligation arising under the Master Trust Deed before the date of this deed.

     2.3  CONFIRMATION

          Each party is bound by the Master Trust Deed as amended by this deed. The Master Trust Deed as amended by this deed shall be binding on all Bondholders and the Beneficiaries as if each was originally a party to each of the Master Trust Deed and this deed.

     2.4  ACKNOWLEDGMENT

          Each party acknowledges that this deed is a Transaction Document.

     2.5  APPROVAL

          The Manager approves the amendments to be made to the Master Trust Deed by this deed.

-------------------------------------------------------------------------------
3        GENERAL

         3.1  GOVERNING LAW AND JURISDICTION

              This deed is governed by the laws of New South Wales.

         3.2  ATTORNEYS

              Each of the Attorneys executing this deed states that the Attorney has no notice of the revocation of the power of attorney appointing that Attorney.

                                                               Supplemental Deed

-------------------------------------------------------------------------------

EXECUTED AS A DEED:


SIGNED SEALED AND DELIVERED for
ME PORTFOLIO MANAGEMENT LIMITED
by its attorney in the presence of:

/s/ Ewan MacDonald                                                /s/ James Graham
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

Ewan MacDonald                                                    James Graham
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)





SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in the presence of:

/s/ Lionel Koe                                                   /s/ Stacey Gray
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

Lionel Koe                                                       Stacey Gray
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)


                                                               Supplemental Deed

-------------------------------------------------------------------------------

SCHEDULE

     This agreement is amended by deleting clause 14.4 and replacing it with the following:

     "14.4 VOLUNTARY RETIREMENT

     The Manager may only voluntarily retire from the management of the Funds if:

     (a) (NOTICE): it gives to the Trustee and each Designated Rating Agency three months' notice in writing (or such lesser period of notice as the Manager and the Trustee agree) of its intention to retire;

     (b) (NEW MANAGER ACCEPTABLE TO TRUSTEE): subject to clause 14.4(c), it selects as a new Manager of the Funds a corporation which is acceptable to the Trustee and the Designated Rating Agencies and which enters into the deed referred to in clause 14.6 and such other documents as are necessary for it to assume the obligations, duties, rights and entitlements of the outgoing Manager under the then Transaction Documents;

     (c) (DEFAULT MANAGER): if the outgoing Manager does not propose a replacement at least 30 days before the date the Manager proposes to retire or either or both of the Trustee and the Designated Rating Agencies do not approve of the replacement proposed by the Manager, the Trustee may appoint a new manager as of the date of the proposed retirement with the consent of the Designated Ratings Agencies. An appointment is not complete until the new manager enters into the deed and other documents referred to in clause 14.4(b), and until such appointment is complete the Trustee shall, subject to this Deed and to any approval required by law, act as Manager and shall be entitled to the Manager's remuneration thereunder; and

     (d) (RATING): The appointment of a new Manager must not be made if it would have an adverse effect on the rating of any Bonds."

SUPPLEMENTAL DEED
(SMHL MASTER TRUST DEED)


PERPETUAL TRUSTEES AUSTRALIA LIMITED
ABN 86 000 431 827

and

ME PORTFOLIO MANAGEMENT LIMITED
ABN 79 005 964 134






[FREEHILLS LOGO]





MLC Centre Martin Place Sydney NSW 2000 Australia
Telephone 61 2 9225 5000 Facsimile 61 2 9322 4000
www.freehills.com.au DX361 Sydney

SYDNEY MELBOURNE PERTH CANBERRA BRISBANE HANOI HO CHI MINH CITY SINGAPORE Correspondent Offices JAKARTA KUALA LUMPUR

Liability limited by the Solicitors' Limitation of Liability Scheme, approved under the Professional Standards Act 1994 (NSW)

Reference: PJSR:ARH:25F

                                                             Supplemental Deed



------------------------------------------------------------------------------------------------------------------------------
TABLE OF CONTENTS
Clause                                                                                                         Page

1        DEFINITIONS AND INTERPRETATION                                                                           1

         1.1      Definitions                                                                                     1
         1.2      Interpretation                                                                                  1

2        AMENDMENTS TO THE MASTER TRUST DEED                                                                      1

         2.1      Amendments                                                                                      1
         2.2      Amendments not to affect validity, rights and obligations                                       2
         2.3      Confirmation                                                                                    2
         2.4      Approval                                                                                        2

3        GENERAL                                                                                                  2

         3.1      Governing law and jurisdiction                                                                  2
         3.2      Attorneys                                                                                       2

SCHEDULE                                                                                                          4



--------------------------------------------------------------------------------
THIS AMENDING DEED

                  is made on                      between the following parties:

                  1.      ME PORTFOLIO MANAGEMENT LIMITED
                          ABN 79 005 964 134
                          of Level 17, 360 Collins Street, Melbourne, Victoria (MANAGER)

                  2.      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                          86 000 431 827
                          of Level 7, 39 Hunter Street, Sydney, NSW 2000
                          (TRUSTEE)

RECITALS

                  A. The Manager and Trustee are parties to a Master Trust Deed in relation to the Superannuation Members' Home Loans Trusts on 4 July 1994 (as amended) (MASTER TRUST
                          DEED).

                  B. The Manager and Trustee are respectively the manager and trustee of the trusts constituted by the Master Trust Deed.

                  C. Clause 28.1 of the Master Trust Deed permits the Trustee and the Manger to amend the Master Trust Deed and the Manager has complied with clause 28.4 of the Master Trust Deed in respect of the amendments to be effected by this deed.

                  D. The parties wish to amend the Master Trust Deed in the manner set out in this deed.

THIS DEED WITNESSES

                  that in consideration of, among other things, the mutual promises contained in this deed, the parties agree:

--------------------------------------------------------------------------------
1        DEFINITIONS AND INTERPRETATION

         1.1  DEFINITIONS

              In this deed, a word or phrase defined in the Master Trust Deed has the same meaning as in the Master Trust Deed.

         1.2  INTERPRETATION

              Clause 1.2 of the Master Trust Deed applies to this deed.

--------------------------------------------------------------------------------
2        AMENDMENTS TO THE MASTER TRUST DEED

         2.1  AMENDMENTS

              (a)  The Master Trust Deed is amended as set out in the schedule.

                                                               Supplemental Deed


               (b) The amendments to the Master Trust Deed take effect from the date of this deed

          2.2  AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS AND OBLIGATIONS

               (b) An amendment to the Master Trust Deed does not affect the validity or enforceability of the Master Trust Deed.

               (c)  Nothing in this deed:

                    (1) prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Master Trust Deed before the date of this deed; or

                    (2) discharges, releases or otherwise affects any liability or obligation arising under the Master Trust Deed before the date of this deed.

          2.3  CONFIRMATION

               Each party is bound by the Master Trust Deed as amended by this deed. The Master Trust Deed as amended by this deed shall be binding on all Bondholders and the Beneficiaries as if each was originally a party to each of the Master Trust Deed and this deed.

          2.4  APPROVAL

               The Manager approves the amendments to be made to the Master Trust Deed by this deed.

--------------------------------------------------------------------------------
3         GENERAL

          3.1  GOVERNING LAW AND JURISDICTION

               This deed is governed by the laws of the Australian Capital Territory.

          3.2  ATTORNEYS

               Each of the Attorneys executing this deed states that the Attorney has no notice of the revocation of the power of attorney appointing that Attorney.

                                                               Supplemental Deed


--------------------------------------------------------------------------------

EXECUTED AS A DEED:


SIGNED SEALED AND DELIVERED for
ME PORTFOLIO MANAGEMENT LIMITED
by its attorney in the presence of:

/s/ Matt Keogh                                                   /s/ Stephanie Pursley
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

Matthew Keogh                                                       Stephanie Pursley
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)





SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in the presence of:

/s/ Matt Keogh                                                   /s/ Stacey Gray
------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

Matthew Keogh                                                    Stacey Gray
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)


                                                               Supplemental Deed


--------------------------------------------------------------------------------

SCHEDULE

1        Clause 13 of the Master Trust Deed is deleted and replaced as follows:

         "13   MANAGER'S FEE

               (a) In consideration of the Manager performing its function and duties hereunder, it shall be entitled for its own use and benefit to be paid from each Fund the fee, as is, or the method of calculation of which is, specified, and on such dates as are specified, in Schedule 9 (MANAGER'S FEE);

               (b) The Manager may allocate the Manager's Fee between such of its functions under this deed as it may from time to time determine.

               (c) Subject to clause 13(d), the Manager, from time to time, may give notice to the Trustee that in respect of any Fund:

                    (1) a proportion of the Manager's Fee ("FIXED FEE") will continue to be payable notwithstanding that the Manager is in breach of any of its obligations under this deed or has ceased to be the Manager of the Fund; and

                    (2) the period that such Fixed Fee will continue to be payable.

               (d) The balance of the Manager's Fee payable to the Manager after deducting the amounts described in clause 13(c), must at all times be equal to, or greater than, 0.30% per annum of the Mortgage Component (as defined in Schedule 9) of the Funds.

               (e) The Trustee must make all payments due in respect of the Fixed Fee without:

                    (3)  any set-off, counterclaim or condition; and

                    (4) any deduction or withholding for any Tax or any other reason, unless the Trustee is required to make a deduction or withholding by applicable law.